UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2019

CONATUS PHARMACEUTICALS INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36003	20-3183915
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16745 West Bernardo Drive, Suite 200 San Diego, CA	92127
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 376-2600

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol:	Name of each exchange on which registered:
Common Stock, par value $0.0001 per share	CNAT	The Nasdaq Global Market

Item 5.07	Submission of Matters to a Vote of Security Holders.

Conatus Pharmaceuticals Inc. (the “Company”) held its annual meeting of stockholders on June 27, 2019. The following is a brief description of each matter voted upon at the meeting and the number of votes cast for, withheld or against, the number of abstentions and the number of broker non-votes with respect to each matter, as applicable.

1.	The election of three nominees to serve as Class III directors for a three-year term to expire at the 2022 annual meeting of stockholders. The following three Class III directors were re-elected by the votes indicated:

	For	Withheld	Broker Non-Votes
David F. Hale	10,437,289	549,662	16,327,164
Steven J. Mento, Ph.D.	10,587,116	399,835	16,327,164
Harold Van Wart, Ph.D.	10,393,125	593,826	16,327,164

2.	The ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019. The selection was ratified by the votes indicated:

For	Against	Abstain	Broker Non-Votes
26,983,557	286,773	43,785	0

3.	The approval, on an advisory basis, of the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement for the 2019 annual meeting. The compensation was approved on an advisory basis by the votes indicated:

For	Against	Abstain	Broker Non-Votes
9,985,170	595,995	405,786	16,327,164

4.	The approval, on an advisory basis, of whether the stockholder vote to approve the compensation of the named executive officers should occur every one, two or three years. A frequency of every one year was approved on an advisory basis by the votes indicated:

3 Years	2 Year	1 Year	Abstain	Broker Non-Votes
454,633	151,434	10,253,929	126,955	16,327,164

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 1, 2019	CONATUS PHARMACEUTICALS INC.

	By:	/s/ Keith W. Marshall, Ph.D., M.B.A.
	Name:	Keith W. Marshall, Ph.D., M.B.A.
	Title:	Executive Vice President, Chief Operating Officer and Chief Financial Officer